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                                                                     Exhibit 4.1

                     INCORPORATED UNDER THE LAWS OF DELAWARE

No. _____                                                         _______ Shares

                                  ViaCell, Inc.
Common Stock                                            $.01 Par Value Per Share

THIS CERTIFIES THAT ________ is the Owner of __________ shares of the Common Stock of ViaCell, Inc. transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed this ____ day of _________________ A.D. ____.


-------------------------------------       ------------------------------------
Chairman or Vice Chairman                   Treasurer or Assistant Treasurer
or President or Vice President              or Secretary or Assistant Secretary

Certificate for ________ shares of Common Stock $.01 par value ViaCell, Inc. issued to ________ date ______________.

                                 VIACELL, INC.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM        - as tenants in common
     TEN ENT        - as tenants by the entireties
     JT TEN         - as joint tenants with right of survivorship and not as
                      tenants in common

UNIF GIFT MIN ACT   - ______________________ Custodian  ______________________
                            (Cust)                                (Minor)

                      under Uniform Gifts to Minors Act ________________
                                                             (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ hereby sell, assign, and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said shares of Common Stock on the books of the Corporation with full power of substitution in the premises.

Dated ______________________________


_______________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

_______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.